INTANGIBLE ASSETS, NET (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
INTANGIBLE ASSETS, NET
2021	$ 828
2022	341
2023	35
2024	10
2025	3
Thereafter	9
Total expected amortization expense	$ 1,226	$ 1,514